                                  Schedule 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange act
                                    of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

                              MIV THERAPEUTICS INC.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

         Not Applicable
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

         Not Applicable
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Not Applicable
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

         Not Applicable
--------------------------------------------------------------------------------

(5) Total fee paid:

         Not Applicable
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

MIV Therapeutics Inc.
Suite 1, 8765 Ash Street
Vancouver, BC, V6P 6T3



June _____, 2005




Dear Stockholder:

You are cordially invited to attend the 2004 Annual General Meeting stockholders of MIV Therapeutics Inc. to be held on July 28, 2005, at 10:00 a.m. local time, at the offices of MIV Therapeutics Inc. at Unit 1 - 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3.

The annual meeting will begin with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and on other business properly brought before the meeting, followed by a report on our financial and operating performance.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.

The vote of every stockholder is important and your cooperation in promptly returning your executed proxy will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

Sincerely,

/s/ Alan P. Lindsay

Alan P. Lindsay
Chairman of the Board of Directors
President and Chief Executive Officer

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, JULY 28, 2005

--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of MIV Therapeutics Inc., a Nevada corporation, (the "Company") will be held on Thursday, July 28, 2005, in Vancouver, BC, at 10:00 a.m., local time, for the following purposes:

         1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants), as Independent Accountants for the fiscal year ended May 31, 2005.

         3. To approve the amendment to the Company's articles of incorporation increasing the authorized capital stock of the Company from 80,000,000 common shares and 20,000,000 preferred shares to 480,000,000 common shares and 20,000,000 preferred shares

         4. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the closing of business on June 22, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Any proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay

Alan P. Lindsay
Chairman of the Board of Directors
President and Chief Executive Officer

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD FOR DIRECTORS OF MIV THERAPEUTICS INC., A NEVADA CORPORATION (THE "COMPANY"), FOR USE AT THE COMPANY'S 2004 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON THURSDAY, JULY 28, 2005, AT 10:00 A.M., LOCAL TIME, OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, FOR THE PURPOSES SET FORTH HEREIN AND IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. THE ANNUAL MEETING WILL BE HELD AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AT UNIT 1, 8765 ASH STREET, VANCOUVER, BC, V6P 6T3. THE COMPANY'S TELEPHONE NUMBER IS (604) 301-9545.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING
------------------------------------------------------

WHY AM I RECEIVING THESE MATERIALS?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of MIV Therapeutics, Inc. (the "Company" or "MIVT") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

We intend to mail this proxy statement and accompanying proxy card on or about July 4, 2005 to all stockholders of record entitled to vote at the annual meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

Only stockholders of record at the close of business on June 22, 2005 will be entitled to vote at the annual meeting. On this record date, there were ____________ shares of common stock outstanding and entitled to vote.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If on June 22, 2005 your shares were registered directly in your name with MIVT's transfer agent, Interwest Transfer Company, Inc. then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If on June 22, 2005 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. AS A BENEFICIAL OWNER, YOU HAVE THE RIGHT TO DIRECT YOUR BROKER OR OTHER AGENT ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT. IF YOU DO NOT DIRECT YOUR BROKER HOW TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE COUNTED, THEREFORE IT IS IMPERATIVE THAT YOU FILL IN AND RETURN YOUR PROXY. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

There are three matters scheduled for a vote:

1.   Election of five (5) Directors.

2. Ratification of Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants) as independent auditors of the Company for its fiscal year ended May 31, 2005.

3. Approval of an amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company.

HOW DO I VOTE?

You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

o To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from MIVT. Simply complete and mail the proxy card to ensure that your vote is counted. IF YOU DO NOT COMPLETE AND MAIL THE PROXY CARD, YOUR VOTE WILL NOT BE COUNTED AND THE COMPANY'S PROPOSALS MAY NOT PASS. FAILURE OF THE COMPANY TO ACHIEVE SHAREHOLDER APPROVAL OF PROPOSAL 3 MAY RESULT IN AN INABILITY OF THE COMPANY TO CONTINUE FINANCING OPERATIONS. BENEFICIAL OWNERS ARE STRONGLY URGED TO COMPLETE AND RETURN THEIR PROXY CARDS.

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at (www.proxyvote.com). To vote in person at the meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

HOW MANY VOTES DO I HAVE?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 22, 2005.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (i) "For" the election of all five nominees for director; (ii) "For" the ratification of Ernst & Young (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants), as independent auditors of the Company for its fiscal year ended May 31, 2005; and (iii) "For" the approval of the amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Although the Company has not engaged in any discussions, the Company in the future may engage a proxy solicitation firm to assist in the solicitation of proxies.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

o    You may submit another properly completed proxy card with a later date.

o You may send a written notice that you are revoking your proxy to MIVT's Secretary at Unit 1, 8765 Ash Street, Vancouver, BC, CANADA, V6P 6T3.

o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes.

QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

A majority of the shares of common stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast (the "Votes Cast") with respect to such matter.

A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. AN AFFIRMATIVE VOTE OF THE MAJORITY OF SHAREHOLDERS ENTITLED TO VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION. TO ACHIEVE THIS PLURALITY IT IS IMPORTANT THAT ALL SHAREHOLDERS COMPLETE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE.

While there is no definitive statutory or case law authority in Nevada as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter, except with regards to Proposal 3 in which case an abstention or broker non-vote will have the effect of a no vote.

A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. With respect to the proposals submitted to our shareholders for voting pursuant to this proxy solicitation, nominees will not have discretionary voting power with respect to Proposal 3, and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to that proposal.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's annual report on Form 10-KSB for the year ended May 31, 2005.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees
--------

Five nominees have been selected for election to MIV Therapeutics Inc.'s Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.


NAME OF NOMINEE                     AGE              POSITION                           DIRECTOR
                                                                                        SINCE

Alan Lindsay                        55               President, CEO and Chairman        05/16/2001
                                                     of the Board

Dhirajlal Kotadia                   47               Co-Chairman of the Board           05/18/2005
                                                     Managing Director for
                                                     International Operations

Patrick McGowan                     65               Secretary, CFO, Executive Vice     05/16/2002
                                                     President and Director

Daniel Savard                       54               Director                           04/22/2003

Dov Shimon                          55               Director, Chief Medical Officer    07/30/2004

Each of the nominees has been engaged in his principal occupation described below during the past five years. There are no family relationships among the directors or executive officers of the Company.

ALAN P. LINDSAY, CHAIRMAN, PRESIDENT, AND CEO, AGE 55
-----------------------------------------------------

Mr. Lindsay has been MIVT's Chairman, President and CEO since October 2001. He has extensive experience in building companies and taking them public on recognized stock exchanges. Before coming to MIVT, Mr. Lindsay was the Chairman, President and CEO of Azco Mining, a base metals exploration company, he co-founded and took public on the Toronto and American Stock Exchanges. Mr. Lindsay served as Azco's CEO and President from 1991-1994, its Chairman and CEO from 1994-1997, and its President, Chairman and CEO from 1997-2000. Azco was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994.

Mr. Lindsay was also Chairman of the Board of GeneMax Pharmaceuticals Inc., a company he co-founded 1999 and assisted with its financing. Mr. Lindsay resigned as Chairman prior to the company going public, and as director shortly afterward. In 2002 the Company was taken public through a reverse take over and was listed on the OTCBB under the name GeneMax Corp. It currently trades under the stock symbol GMXX. GeneMax Corp., through GeneMax Pharmaceuticals, is a product-focused biotechnology company specializing in the application of the latest discoveries in cellular immunology and cancer biology to the development of proprietary therapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

Prior to becoming an entrepreneur, Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, BC for Manulife Financial, a major international financial services corporation.

DHIRAJLAL KOTADIA, CO-CHAIRMAN AND MANAGING DIRECTOR FOR INTERNATIONAL
----------------------------------------------------------------------
OPERATIONS, AGE 47
------------------

Mr. Dhirajlal Kotadia is the founder and CEO of Sahajanand Group of companies comprising of Sahajanand Technologies Pvt. Ltd., Sahajanand Medical Technologies Pvt. Ltd., Sahajanand Biotech Pvt. Ltd. and Sahajanand Biotech, Inc. He is responsible for developing strategy and providing leadership and direction to the Sahajanand Group of companies. The Sahajanand Group of companies has grown from a single startup company with a handful of employees, to the Sahajanand Group of companies, an umbrella group with more than 600 personnel in its repertoire of employees as on date under the able guidance of Mr. Kotadia.

Having completed his diploma in Electronics and Sound Engineering in 1980, Mr. Kotadia started his own Distribution business in the name of Dhiraj Agency in Chennai (Madras) in 1980 which dealt in modern home appliances. In 1988 he co-founded a technology company "Sahajanand Laser Mechanics", which designed and marketed an innovative product; an electronic weft controller for the Textile Industry. Mr. Kotadia then started working on the Project of development of a Laser system, that could cut diamonds in the latter part of 1988 and 89, and by end of 1990, Sahajanand produced the first indigenous Diamond Laser cutting machine. At the end of 1993, Sahajanand Laser Mechanics was incorporated as Sahajanand laser Technology Pvt. Ltd. By 1998 Sahajanand Laser Technology had started producing and marketing an entire range of diamond processing systems, useful at various stages of diamond processing. In 1998 Mr. Kotadia founded Sahajanand Medical Technologies in 1998 to bring the laser-based manufacturing technology to the stent industry, Mr. Kotadia has built the company into the third-largest maker of drug-eluting stents in the world. SMT has focused on brining affordable advanced drug-eluting cardiovascular stents to people everywhere, including developing nations. SMT expects to generate an estimated $20 million in annual revenues for the current financial year as it expands its markets in Asia, the Middle East, the Pacific Rim and Latin America.

PATRICK A. MCGOWAN, EXECUTIVE VP, CHIEF FINANCIAL OFFICER, SECRETARY, DIRECTOR,
-------------------------------------------------------------------------------
AGE 65
------

Mr. McGowan is a management consultant specializing in assisting public companies with financing, regulatory filings, administration and business plans. >From November 1, 2001 to the present, he has been engaged by the Company to serve as its Executive Vice President and Chief Financial Officer, and to assume responsibility for negotiations with attorneys, auditors and financial institutions and the day to day business operations of the Company. From September 1997 to the time he joined MIVT, Mr. McGowan served as CEO of American Petro-Hunter, Inc., an oil exploration company with duties including reviewing business proposals, writing business plans and approving corporate filings. Mr. McGowan was also responsible for all legal matters and functional areas of business for American Petro-Hunter including administration, accounting, contract negotiations, banking, writing press releases and overseeing regulatory filings. American Petro-Hunter is currently listed on the OTCBB under the stock symbol AAPH.

Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario in 1965, and his Bachelors of Science from the University of Oregon in 1963.

DANIEL SAVARD, DIRECTOR, AGE 54
-------------------------------

Dr. Daniel Savard brings more than 20 years of clinical practice and clinical research in cardiology. From 1997 to the present, Dr. Savard has been President of Medi-Recherche Inc. and Assistant-Medical Director of the Quebec Blue Cross (Canassistance, Inc.). In 2001 Dr. Savard became a member of the Board of Governors of the Quebec Blue Cross. He is also member of the Societe des Medecins Experts du Quebec and he does expertise evaluation in Cardiology mainly for Insurance companies and in civil liability. Since 2000, he has been a Consultant for La Regie des Rentes du Quebec. Recently, he joined Biomundis, a Canadian venture capital company in biotechnology, as medical Director.

Dr. Savard holds a doctorate degree in medicine from Faculty of Medicine of Montreal University (1971-1976) and a license of the Medical Council of Canada. He completed postdoctoral training in Internal Medicine and in Cardiology at Montreal University (1976-1980) and a 1-year fellowship in clinical and research echocardiography at Quebec Heart Institute of Laval University. He has been certified in Cardiology from the Corporation des Medecins du Quebec and from the Royal College of Physicians and Surgeons of Canada. Dr. Savard is assistant professor of Medicine at University of Montreal and practicing at Centre Hospitalier Universitaire de Montreal, Notre-Dame Hospital in Montreal. His research interests are coronary heart disease, congestive heart failure, arterial hypertension, hyperlipidemia, angiogenesis therapy in coronary heart disease, circadian cycle and ambulatory blood pressure monitoring.

Dr. Savard is highly involved in clinical research. Indeed, he participated in 65 clinical trials or which several were international multicenter studies. He has been member for several pharmaceuticals clinical advisory boards for companies such as Pfizer, Hoechst Marion Roussel, Biovail Corp, Crystal Corp. and Aventis Pharma Inc. He is currently consultant for Biovail Corp. and for Medisys, an important Canadian Health Care Management company.

He is an active member of several associations such as: the Association des Cardiologues du Quebec ,the Association des Medecins Specialistes du Quebec and of the Societe des Medecins Experts du Quebec. Dr. Savard published more than 40 manuscripts from his research.

DOV SHIMON, DIRECTOR, CHIEF MEDICAL OFFICER, AGE 55
---------------------------------------------------

Dr. Dov Shimon is a renowned cardiac and thoracic surgeon. He graduated with honors from Hadassah Hebrew University Medical School in 1977, and trained from 1978-1984 as a surgeon and cardiothoracic surgeon at Hadassah University Hospital in Israel. From 1984-1986 he was the chief resident, in cardiovascular surgery at the University of Toronto, Canada, and in 1986 he became the heart transplantation fellow at the Medical College of Virginia in Richmond, Virginia. He was appointed as senior Cardiothoracic Surgeon at Hadassah in 1987 and tenured in 1989. He was head of Israel Transplant Program from 1987-1992. Dr. Shimon pioneered Heart Transplantation in Israel (1987), lung Transplantation
(1989) and Heart-Lung Transplantation (1993). He has performed more than 8,000 open-heart operations and thousands of other thoracic operations. Dr. Shimon has more than 17 years of experience in animal and clinical testing of medical devices.

In addition to his clinical duties as head of cardiovascular surgery, he was a director at the Artificial Heart Institute, Salt Lake City, Utah. He is a member of numerous medical and scientific societies including Mensa International, and has authored many peer reviewed publications. Dr. Shimon retired as Major from the IDF Medical Corps reserves (Paratroopers Battalion) where he had been decorated in 1972. He gained wide experience and has served as a senior military surgeon during the war in Lebanon in 1982-3 and multiple smaller scale collisions. Dr. Shimon completed Senior Business Management Studies in Tel-Aviv University, School of management in 1996. Dr. Shimon has been working since 1999 with medical device companies in design and implementation of preclinical and clinical studies. He founded and has been serving as CEO of SagaX Technologies for Medicine Inc. since 2002.

VOTE REQUIRED AND RECOMMENDED OF THE BOARD OF DIRECTORS
-------------------------------------------------------

The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted, shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect in the election of directors under Nevada Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board of Directors has appointed Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants), to audit the consolidated financial statements of the Company for the fiscal year ended May 31, 2005 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants), have audited the Company's financial statements for the fiscal year ended May 31, 2004. Its representatives are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2004

The aggregate fees billed by Ernst & Young LLP (Moore Stephens Ellis Foster Ltd., Chartered Accountants), for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2004 and other corporate matters and by the previous auditor for the review of the financial statements included in the Company's Quarterly Reports on Form 10QSB for that year, were $36,836.

AUDIT RELATED FEES. For the fiscal years ended May 31, 2004, and 2003, we paid no for fees for other audit related fees.

TAX FEES. For the fiscal years ended May 31, 2004, and 2003, we paid no fees for tax services.

ALL OTHER FEES. For the fiscal years ended May 31, 2004, and 2003, we paid no fees for any non-audit services.

APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT ACCOUNTANTS

The full Board of Directors serves as the Audit Committee. The Board of Directors approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees in the fiscal year 2004. The Board of Directors pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent accountants and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. No non-audit services were provided by our independent accountant in 2004. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants) has been engaged as principle independent accountants for (the "Company") effective May 28, 2004. Ersnt & Young replaces Morgan & Company as principal independent accountants as of May 28, 2004. The decision to change accountants was approved by the Company's Board of Directors.

Morgan & Company's reports on the Company's consolidated financial statements for each of the fiscal years ended May 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

Morgan & Company's reports on the consolidated financial statements of the Company for each of the past two fiscal years ended May 31, 2003 and 2002 contained a separate paragraph stating that "The accompanying consolidated financial statements have been prepared assuming that MIV Therapeutics Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, MIV Therapeutics Inc. has suffered losses from operations and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audits of the fiscal years ended May 31, 2003 and 2002 and through the subsequent interim period ending February 29, 2004, there were no disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Morgan & Company would have caused them to make reference thereto in their reports on the financial statements for such years.

In connection with the audits of the fiscal years ended May 31, 2003 and 2002 and through the subsequent interim period ending February 29, 2004, there have been no reportable events as defined in paragraphs (a)(1)(iv)(A) through (E) of
Item 304 of Regulation S-B.

Prior to their engagement, the Company did not consult Ernst & Young LLP on the application of accounting principles to a specific completed or contemplated transaction, or on the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided by Ernst & Young LLP that was an important factor considered by the Company in reaching any decision as to accounting, auditing or financial reporting issues.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS
----------------------------------------------------------

Stockholder approval is not required for the appointment of Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants) since the Board of Directors has the responsibility of selecting auditors. However, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants), the Board of Directors will reconsider its appointment. Even if the selection is ratified, the Board of Directors, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP (FORMERLY MOORE STEPHENS ELLIS FOSTER LTD., CHARTERED ACCOUNTANTS), AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MAY 31, 2005.

                                 PROPOSAL NO. 3
          APPROVAL OF AMENDING THE ARTICLES OF INCORPORATION INCREASING
                     THE COMPANY'S AUTHORIZED CAPITAL STOCK

The Company's authorized capital stock currently consists of 80,000,000 common shares and 20,000,000 preferred shares. As of the record date of June 22, 2005, there were __________ common shares outstanding and no preferred shares outstanding. The Board of Directors has signed a resolution proposing the Company increase its authorized capital stock from 80,000,000 common shares and 20,000,000 preferred shares to 480,000,000 (four hundred and eighty million) common shares and 20,000,000 preferred shares.

The amendment will allow the Company to issue additional shares of common stock as may be necessary in order to provide potential growth to Company through financings, acquisitions, or other strategic transactions and to provide equity incentives to employees, officers, and directors. Future issuances of additional shares of common stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage or make more difficult efforts to obtain control of the Company.

THE BOARD BELIEVES IT IMPERATIVE FOR THE COMPANY TO INCREASE ITS CAPITAL STOCK IN ORDER TO ENSURE ENOUGH SHARES ARE AVAILABLE FOR ANY FUTURE FINANCING ACTIVITIES AND ACQUISITIONS. FAILURE TO OBTAIN SHAREHOLDER APPROVAL FOR THIS AMENDMENT MAY RESULT IN AN INABILITY FOR THE COMPANY TO CONTINUE FINANCING OPERATIONS.

The effective date of the amendment will occur upon filing such amendment with the Nevada Secretary of State. Assuming that the stockholders approve the amendment, management intends to file the amendment as soon as practicable thereafter.

Description of Securities
-------------------------

The following description as a summary of the material terms of the provisions of our Articles of Incorporation and Bylaws and is qualified in its entirety.

Common Stock
------------

After the amendment, we will be authorized to issue 480,000,000 shares of common stock, par value $0.001. Each share of our common stock entitles the stockholder to one vote, either in person or by proxy, at meetings of the stockholders. The stockholders are not permitted to vote their shares cumulatively. The vote of the stockholders of a majority of the issued and outstanding shares of common stock is sufficient to make certain fundamental corporate changes such as liquidation, reorganization, merger or an amendment to our Articles of Incorporation and to authorize, affirm, ratify or consent to these acts or action, subject to the provisions of Nevada law.

Stockholders of our common stock have no pre-emptive rights. Upon our liquidation, dissolution or winding up, the stockholders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities. There are not any provisions in our Articles of Incorporation or our Bylaws that would prevent or delay change in our control.

Dividend Policy
---------------

Stockholders of common stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available. The Company has not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS
----------------------------------------------------------

Under the NEVADA REVISED STATUES S. 78.390, Stockholder approval is required before amending the Company's articles of incorporation. Stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power must vote in favour of approval of the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED CAPITAL STOCK.

OTHER INFORMATION
-----------------

Executive Officers and Directors
--------------------------------

The following persons were executive officers during the Last Fiscal Year and executive officers of the Company as of the Record Date:


NAME                                        AGE      POSITION
----                                        ---      --------

Alan Lindsay (1)                            55       President, CEO, Chairman

Dhirajlal Kotadia (2)                       47       Co-Chairman of the Board, Managing Director of
                                                     International Operations

Patrick McGowan, B.Sc., MBA (3)             65       Executive VP, CFO, Secretary, Director

Dr. Daniel Savard, M.D. (4)                 54       Director

Dr. Dov Shimon (5)                          55       Director, Chief Medical Officer

Dr. Tom Troczynksi, Ph.D. (6)               51       Vice President of Coatings

Arc Rajtar, M. Eng. (7)                     57       Vice President Operations
                                                     (MIVI Technologies, Inc.)


(1) Alan Lindsay was appointed as Director on May 16, 2001, and as President, CEO and Chairman on October 11, 2001.

(2) Dhirajlal Kotadia was appointed as Co-Chairman of the Board and Managing Director of International Operations on May 18, 2005.

(3) Patrick McGowan was appointed as Executive VP, CFO and Secretary on October 29, 2001 and appointed as Director on May 16, 2002.

(4)      Dr. Daniel Savard was appointed Director on April 22, 2003.

(5)      Dr. Dov Shimon was appointed Director on July 30, 2004.

(6) Dr. Tom Troczynksi was appointed as Vice President of Coatings on February 14, 2002.

(7) Arc Rajtar has been Vice President (Operations) for MIVI Technologies, Inc., the Company's subsidiary since February, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with, except that several disclosures were made late.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated individuals who served as executive officers of the Company at fiscal year end (the "Named Officers") and (iv) all individuals who served as directors or executive officers at fiscal year end as a group based upon ___________ shares outstanding as of the June 22, 2005 Record Date:

                                              SHARES BENEFICIALLY OWNED (1) (2)
                                              ---------------------------------
DIRECTORS AND OFFICERS                         NUMBER                 PERCENT
----------------------                         ------                 -------

Alan Lindsay                                1,600,001 (3)              [___]%

Dhirajlal Kotadia                           [_____] (4)                [___]%

Patrick McGowan                             1,092,968 (5)              [___]%

Daniel Savard                               250,000 (6)                [___]%

Dov Shimon                                  2,500,000 (7)              [___]%

Tom Troczynski                              1,063,936 (8)              [___]%

Arc Rajtar                                  350,000 (9)                [___]%

All Directors and Officers as a Group
(7 persons) as of the Record Date           [_____]                    [___]%

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of June 22, 2005 through the exercise of any stock option or other right.

(2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.

(3) Includes 1,200,000 shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

(4) Includes no shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

(5) Includes 1,000,000 shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

(6) Represents 250,000 shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

(7) Includes 2,000,000 common shares issued to Shimoco LLC (Mr. Shimon owns 86.2% of Shimoco LLC), and 500,000 shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

(8) Includes 200,000 shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

(9) Represents 350,000 shares issuable upon exercise of outstanding options which were exercisable at June 22, 2005 or may become exercisable within sixty (60) days thereafter.

Executive Compensation
----------------------

The following table shows, as to each of the Named Officers and Directors, information concerning compensation paid for services to the Company in all capacities during the three fiscal years ended May 31, 2004, May 31, 2003 and May 31, 2002:

Summary Compensation Table
--------------------------

                           ANNUAL COMPENSATION                LONG TERM COMPENSATION
                           -------------------                ----------------------

Name and                   Year     Salary         Bonus     Other             Restricted       Securities
Principal                           ($)            ($)       Annual            Stock            Underlying/
Position                                                     Compensation      Awards           Options
                                                             ($)               ($)              (#)

Alan P. Lindsay (1)        2004     161,051          -        -                 -                200,000
President, CEO             2003     138,710          -        7,700             -                400,000
and Chairman               2002     133,100          -        -                 -                100,000

Patrick A. McGowan         2004     68,945           -        16,975            -                100,000
Exec VP, CFO,              2003     58,343           -        24,000            -                250,000
Secretary and Director     2002     24,411           -        -                 -                250,000

Dr. Daniel Savard          2004     -                -        -                 -                -
Director                   2003     -                -        17,022            -                100,000
                           2002     -                -        -                 -                150,000

Dr. Tom Troczynski         2004     67,556           -        -                 -                100,000
Vice President of          2003     39,567           -        6,368             -                100,000
Coatings                                                                                         500,000 warrants
                           2002     -                -        -                 -                -

Arc Rajtar                 2004     69,122           -        -                 -                50,000
Vice President,            2003     71,064           -        6,898             -                -
Operations (MIVI)          2002     17,766           -        -                 -                150,000


(1) Of the $161,051 salary to Alan P. Lindsay, $147,466 has been paid and $13,585 remains accrued salary.

Except as disclosed above, the Company did not pay any compensation to any director or executive in the fiscal year ended May 31, 2004.

Option Grants in Last Fiscal Year
---------------------------------

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table shows, as to each of the Named Officers and Directors, option grants during the Fiscal Year ended May 31, 2004:

                               NUMBER OF SECURITIES   PERCENT OF TOTAL
                               UNDERLYING             OPTION/SAR GRANTED
                               OPTION/SAR             IN  FISCAL              EXERCISE OR BASE
NAME                           GRANTED (#)            YEAR                    PRICE($/S#)          EXPIRATION DATE

Alan Lindsay                   200,000                20%                     0.30                 12/16/08
Patrick McGowan                200,000                20%                     0.30                 12/16/08
Arc Rajtar                     50,000                 5%                      0.30                 12/16/08
Tom Troczynski                 100,000                10%                     0.30                 12/16/08

No options were exercised by any of the Named Officers or Directors during the Last Fiscal Year.

                  AGGREGATED OPTION EXERCISES AND OPTION VALUES
                  ---------------------------------------------

The following table sets forth the aggregate option exercises since June 1, 2003 by each of the executives of the Company named in the Summary Compensation Table and the number of securities underlying unexercised options held by those executives as of May 31, 2004.

                             SHARES ACQUIRED ON                                   NUMBER OF SECURITIES UNDERLYING
NAME                         EXERCISE (#)               VALUE REALIZED            OPTIONS EXERCISABLE/(UNEXERCISABLE)

Alan Lindsay                     n/a                        n/a                       700,000
Patrick McGowan                  n/a                        n/a                       600,000
Tom Troczynski                   n/a                        n/a                       200,000
Arc Rajtar                       n/a                        n/a                       200,000
Daniel Savard                    n/a                        n/a                       250,000

The Board of Directors and Its Committees
-----------------------------------------

The Board of Directors met in person or via telephone regularly during the Company's fiscal year ended May 31, 2004. Each member of the Board of Directors attended at least 75% of the meetings. The Board of Directors currently does not have a standing, audit, nominating, compensation or any other Committee. In light of the Company's limited resources and its ability to attract directors, the Board does not have a member who would be deemed a "financial expert" within the meaning of Item 401(e)(2) of Regulation S-B.

Further, in light of the Board's current size, the Board does not feel that it is necessary to establish a separate nominating committee. The Board of Directors does not have a charter regarding a nominating process. All potential candidates for Board positions will be reviewed, considered and determined by all members of the Board.

The Board of Directors does not have a formal process for stockholders to send communications to the Board. However, if a stockholder wishes to send communications to the Board, the communications should be directed to Mr. Alan Lindsay, Chairman, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3.

In addition, the Board of Directors has not yet adopted a Code of Ethics for its executive officers, but intends to do so.

 The Company's Board of Directors is responsible for the selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended May 31, 2004, the Company paid or accrued $229,996 in management and consulting fees to two directors and officers of the Company. As at May 31, 2004, $13,585 (2003 - $134,178) was due to Alan Lindsay, the Chief Executive Officer of the Company.

                            PROPOSALS OF SHAREHOLDERS

To be considered for inclusion in the Company's Proxy Statement and form of proxy for next year's annual meeting, shareholder proposals must be delivered to the Company's Secretary, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, no later than 5:00 p.m. on February ___, 2006. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on May 15, 2006, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on May 15, 2006.

Notices of intention to present proposal at the 2006 Annual Meeting should be addressed to the Company, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, Attention: Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION
-----------------------------------

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company files at the Commission's public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxies and information statements and other information regarding the Company are available.


OTHER MATTERS
-------------

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.


FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay

Alan P. Lindsay
President, CEO and Chairman of the Board

June  _____, 2005

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                              MIV THERAPEUTICS INC.
                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

The undersigned hereby appoints Alan P. Lindsay, with full power of substitution to represent the undersigned and to vote all the shares of common stock of MIV Therapeutics Inc. ("MIVT") which the undersigned is entitled to vote at the annual meeting of stockholders to be held in the offices of MIV Therapeutics Inc. at Unit 1, 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3 on July 28, 2005, at 10:00 a.m., local time, and at any adjournment thereof, (1) as hereinafter specified upon the proposals listed below and as more particularly described in MIVT's Proxy Statement dated June ___, 2005, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of MIVT's 2004 Annual Report to Stockholders.

A vote FOR the following proposals is recommended by the Board of Directors:

1.  Election of Director Alan P. Lindsay     4.  Election of Director Dov Shimon
2.  Election of Director Patrick McGowan     5.  Election of Director Dhirajlal
3.  Election of Director Daniel Savard           Kotadia

[_] FOR ALL NOMINEES        [_] WITHHOLD ALL NOMINEES

Instructions:

[_] To withhold authority for any individual nominee, place an "X" in this box and strike a line through the nominee's name listed above.

2. To ratify the appointment of Ernst & Young LLP (formerly Moore Stephens Ellis Foster Ltd., Chartered Accountants) as the Company's independent auditors.

         [_] FOR                [_] AGAINST            [_] ABSTAIN

3. To approve the amendment of articles of incorporation increasing the authorized capital stock of the company to five hundred million common shares (four hundred and eighty million common shares and twenty million preferred shares).

         [_] FOR                [_] AGAINST            [_] ABSTAIN

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3.


Dated: ________________
(Be sure to date proxy)


______________________________              ________________________________
(Signature of Stockholder)                  (Signature of Stockholder)

Please sign your name exactly as it appears on the stock certificate representing your shares. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, both should sign.